MULTI-MANAGER FUNDS

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER FUNDS

SUPPLEMENT DATED MAY 20, 2016 TO SUMMARY PROSPECTUS DATED JULY 31, 2015

PENDING LIQUIDATION OF THE MULTI-MANAGER SMALL CAP FUND

The Board of Trustees of Northern Funds (the “Trust”) has determined that it is in the best interests of the Multi-Manager Small Cap Fund (“Fund”) and its shareholders that it be liquidated and terminated on or about July 22, 2016 (the “Liquidation Date”).

The Fund will discontinue accepting orders for the purchase of Fund shares or exchanges into the Fund from other funds of the Trust after the close of business on June 15, 2016. The plan of liquidation for the Fund provides that the Fund will begin liquidating its assets as soon as practicable.

Prior to the Liquidation Date, shareholders of the Fund may either: (1) redeem (sell) their shares; or (2) exchange their shares at net asset value for shares of another fund of the Trust. Redemption and exchange orders should be submitted in the manner described in the Prospectus under “Account Policies and Other Information.”

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a cash distribution equal to the shareholder’s interest in the net assets of the Fund (a “liquidating distribution”) as of the Liquidation Date. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash. During this time, the Fund may hold more cash, cash equivalents or other short-term investments than normal, which may prevent the Fund from meeting its stated investment objective.

The Fund may make distributions to the shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In that event, the distributions will generally be taxable to shareholders who receive the distribution (aside from tax-exempt accounts). Shareholders who purchase Fund shares after the date of this supplement may receive distributions that result in short-term capital gains or losses. Also, an exchange by a shareholder of shares of the Fund for shares of another fund of the Trust, a redemption of shares of the Fund for cash, or a liquidating distribution made to a shareholder as of the Liquidation Date will, in each case, generally result in a capital gain or loss for the shareholder for federal income tax purposes (and for most state and local income tax purposes), based on the difference between the value received by the shareholder for the Fund shares and the shareholder’s tax basis in the Fund shares.

SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISORS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF THE LIQUIDATION OF A FUND.

The pending liquidation of the Fund may be terminated and/or abandoned at any time before the Liquidation Date by action of the Board of Trustees of the Trust.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	NF SPT MMSC (5/16)

NORTHERN FUNDS SUMMARY PROSPECTUS